UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2023

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2023, Cristina E. Ahn was appointed Vice President and Controller (Principal Accounting Officer) of Genworth Financial, Inc. (the “Company”).

Simultaneously with Ms. Ahn’s appointment, Jerome T. Upton ceased to serve as the Principal Accounting Officer for the Company. Mr. Upton continues to serve as the Executive Vice President and Chief Financial Officer (Principal Financial Officer) for the Company, as previously reported.

Ms. Ahn, age 41, who joined the Company in January 2023, has served as Vice President and Controller since March 1, 2023. Prior to joining the Company, Ms. Ahn served as Senior Vice President, Corporate Controller, at Kemper Corporation, a specialized insurer engaged, through its subsidiaries, in the property and casualty insurance and life and health insurance businesses, from June 2022 until December 2022, where she was responsible for supervising property and casualty and life and health insurance controllers, investment accounting, corporate accounting, financial reporting, accounting policy and SOX compliance. From June 2020 to June 2022, Ms. Ahn served as Vice President, Accounting Policy and SOX Compliance at Kemper Corporation. Prior to that, Ms. Ahn served in various financial roles at PricewaterhouseCoopers from 2005 to 2011 and 2012 to June 2020, which included PricewaterhouseCoopers’s National Professional Service Group from July 2015 to June 2017. Ms. Ahn received a B.S. degree in Accounting from Rutgers University School of Management.

In connection with her appointment as Vice President and Controller (Principal Accounting Officer), Ms. Ahn will receive an annual base salary of $315,000 and an annual incentive target of 50% of her base salary. Ms. Ahn is eligible to participate in the Company’s Amended and Restated Senior Executive Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	GENWORTH FINANCIAL, INC.

	By:	/s/ Jerome T. Upton
Jerome T. Upton
Executive Vice President and Chief Financial Officer